UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2016
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2016, Under Armour, Inc. (the “Company”) announced that Chief Digital Officer Robin Thurston is leaving the Company. Mr. Thurston was a named executive officer of the Company for the fiscal year ended December 31, 2015. In connection with his departure, Mr. Thurston will receive certain payments previously disclosed in the Company’s Proxy Statement for its 2016 annual meeting of stockholders, filed with the Securities and Exchange Commission on March 11, 2016. His last day with the Company will be on July 1, 2016. The Company also announced that Michael Lee, currently Senior Vice President, North American Digital, will be assuming the responsibilities of Chief Digital Officer.

Item 8.01. Other Events.

On May 3, 2016, the Company also announced that Chief Merchandising Officer Henry Stafford has resigned from the Company, and will remain with the Company until July 2016.

A copy of the press release announcing Mr. Stafford and Mr. Thurston’s departure is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Under Armour, Inc. press release dated May 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: May 3, 2016	By:	/s/ JOHN P. STANTON
John P. Stanton
Senior Vice President, General Counsel & Secretary